UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2010

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin	53222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 5.02(b)	Other Events.

The Board of Directors of Briggs & Stratton Corporation has unanimously elected Todd J. Teske as Chairman of the Board and elected James E. Humphrey a director of the company effective upon conclusion of the 2010 annual meeting of shareholders. They succeed Johns S. Shiely, who will be retiring as Chairman and a director in October.

Mr. Teske is currently President and Chief Executive Officer and a director of the company. His new title will be Chairman, President and Chief Executive Officer. Mr. Humphrey will serve as a member of the class of directors whose terms of office expire in 2012, filling the vacancy created by Mr. Shiely’s retirement.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Released dated August 11, 2010

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: August 12, 2010	By:	/s/ David J. Rodgers
David J. Rodgers
Senior Vice President and Chief Financial Officer Duly Authorized Officer

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 11, 2010

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